                                                                  Exhibit No. 99

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-2
$221,826,000 (approximate)

Classes CB-1, CB-2 and CB-3 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America(R)

February 9, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------

                                                                          Pass-        Est.
          Approx.                                                        Through       WAL          Expected
Class    Size /(1)/               Interest - Principal Type                Rate    (yrs) /(2)/   Ratings /(3)/
-----   ------------   -----------------------------------------------   -------   -----------   -------------
Offered Certificates
CB-1    $189,053,000   Fixed Rate - Accretion Directed, Sequential Pay    5.250%       3.60        AAA / Aaa
CB-2      20,653,000   Fixed Rate - Accretion Directed, Sequential Pay    5.250%       9.00        AAA / Aaa
CB-3      12,120,000         Accrual, Fixed Rate - Sequential Pay         5.250%      14.02        AAA / Aaa

--------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Weighted Average Lives are calculated with a Prepayment Speed of
     343% PSA.

/(3)/ The Class CB-1, CB-2 and CB-3 Certificates will be rated AAA/Aaa, or its equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                  Banc of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2005-2

Lead Manager (Book Runner):   Banc of America Securities LLC

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank, N.A.

Rating Agencies:              [Standard & Poor's, Moody's Investors Service,
                              Inc. and /or Fitch Ratings.]

Transaction Size:             $221,826,000

Conforming Group Securities   $189,053,000 Class CB-1 Certificates
Offered:                      $20,653,000 Class CB-2 Certificates
                              $12,120,000 Class CB-3 Certificates

Expected Pricing Date:        Week of February 14, 2005

Expected Investor Closing     On or about February 28, 2005
Date:

Distribution Date:            25th of each month, or the next succeeding
                              business day (First Distribution Date: March 25,
                              2005)

Cut-Off Date:                 February 1, 2005

Conforming Group Prepayment   343% PSA
Speed:

Clearing:                     DTC, Clearstream and Euroclear

Denominations:                  Original
                              Certificate      Minimum       Incremental
                                  Form      Denominations   Denominations
                              -----------   -------------   -------------
                               Book Entry       $1,000            $1

Tax Structure:                REMIC

Conforming Group Optional     Any Distribution Date on or after which the
Clean-up Call:                aggregate Stated Principal Balance of the Mortgage
                              Loans declines to 1% or less of the aggregate
                              unpaid Principal Balance of such Mortgage Loans as
                              of the Cut-Off Date ("Cut-Off Date Pool Principal
                              Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Preliminary Weighted Average Life (in years)
--------------------------------------------------------------------------------
                        To Maturity
-----------------------------------------------------------
                                 PSA
-----------------------------------------------------------
Class     111%    121%    148%    343%  1414%  1680%  1725%
CB-1     7.51    7.15    6.34    3.60   1.48   1.34   1.32
CB-2    18.09   17.44   15.85    9.00   2.65   2.33   2.28
CB-3    24.12   23.64   22.28   14.02   3.09   2.47   2.40
-----------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Collateral Summary of the Conforming Group Mortgage Loans
--------------------------------------------------------------------------------

Description of The Conforming Group Mortgage Loans

The Conforming Group Mortgage Loans consist of fixed rate mortgages which have an original term of 30 years secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the life of the loan.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Conforming Group Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                Collateral Summary   Range (if applicable)
                                                ------------------   ---------------------
Total Outstanding Loan Balance                     $228,922,612

Total Number of Loans                                       924

Average Loan Principal Balance                         $247,752       $150,149 to $359,650

WA Gross Coupon                                           5.834%           5.750% to 6.125%

WA FICO                                                     735                 620 to 842

WA Original Term (mos.)                                     359                 300 to 360

WA Remaining Term (mos.)                                    359                 298 to 360

WA OLTV                                                   67.81%           10.00% to 95.00%

Geographic Concentration of Mortgaged                        CA                      37.05%
Properties (Top 5 States) based on the Aggregate             FL                      10.67%
Stated Principal Balance                                     IL                       5.03%
                                                             VA                       4.59%
                                                             MD                       4.37%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

 Occupancy of Mortgaged Properties of the Conforming Group Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   861       $214,285,028.18        93.61%
Second Home                          63         14,637,583.83         6.39
------------------------------------------------------------------------------
Total:                              924       $228,922,612.01       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

              Property Types of the Conforming Group Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             675       $166,610,215.94        72.78%
PUD-Detached                        136         34,845,600.29        15.22
Condominium                          59         14,447,513.85         6.31
PUD-Attached                         33          8,060,776.09         3.52
2-Family                             14          3,443,537.11         1.50
3-Family                              4            963,293.02         0.42
Townhouse                             2            383,847.00         0.17
4-Family                              1            167,828.71         0.07
------------------------------------------------------------------------------
Total:                              924       $228,922,612.01       100.00%
==============================================================================

          Mortgage Loan Purpose of the Conforming Group Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Refinance-Cashout                   314       $ 80,313,945.63        35.08%
Purchase                            324         78,425,847.34        34.26
Refinance-Rate/Term                 286         70,182,819.04        30.66
------------------------------------------------------------------------------
Total:                              924       $228,922,612.01       100.00%
==============================================================================

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                      Conforming Group Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          308       $ 84,807,962.53        37.05%
Florida                             112         24,414,983.39        10.67
Illinois                             49         11,525,107.63         5.03
Virginia                             40         10,506,885.58         4.59
Maryland                             39         10,010,595.37         4.37
Massachusetts                        34          8,580,666.24         3.75
North Carolina                       27          6,666,060.58         2.91
Texas                                26          6,020,067.17         2.63
New York                             20          5,272,527.90         2.30
Nevada                               19          4,381,517.79         1.91
Arizona                              21          4,335,020.23         1.89
Connecticut                          18          4,088,897.03         1.79
Wisconsin                            20          4,086,694.06         1.79
Colorado                             12          3,758,879.98         1.64
Georgia                              17          3,690,290.47         1.61
New Jersey                           14          3,377,828.63         1.48
Washington                           14          3,262,524.98         1.43
South Carolina                       14          3,076,383.00         1.34
Missouri                             11          2,931,553.86         1.28
Tennessee                            12          2,846,627.22         1.24
Michigan                              9          1,924,605.89         0.84
Pennsylvania                          9          1,847,550.00         0.81
Oregon                                8          1,741,754.81         0.76
New Hampshire                         7          1,354,199.70         0.59
Rhode Island                          6          1,331,450.16         0.58
New Mexico                            4          1,176,550.00         0.51
Kansas                                6          1,152,339.00         0.50
Vermont                               5          1,039,989.10         0.45
Indiana                               4          1,034,000.00         0.45
Ohio                                  5            991,036.71         0.43
Maine                                 5            984,295.36         0.43
Oklahoma                              3            959,055.30         0.42
Minnesota                             4            870,694.13         0.38
Iowa                                  4            806,900.00         0.35
Utah                                  3            734,520.00         0.32
Delaware                              2            681,660.00         0.30
Kentucky                              3            676,000.00         0.30
Montana                               3            622,035.61         0.27
District of Columbia                  2            503,682.60         0.22
Arkansas                              2            342,720.00         0.15
Hawaii                                1            184,000.00         0.08

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

North Dakota                        1            162,500.00         0.07
South Dakota                        1            160,000.00         0.07
--------------------------------------------------------------------------------
Total:                            924       $228,922,612.01       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.55% of the Conforming
     Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                         Conforming Group Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                 186       $51,445,025.99              60.66%
Northern California                 122        33,362,936.54              39.34
-----------------------------------------------------------------------------------------
Total:                              308       $84,807,962.53             100.00%
=========================================================================================

    Current Mortgage Loan Principal Balances of the Conforming Group Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
  Current Mortgage Loan           Mortgage     Balance as of    Pool Principal
  Principal Balances ($)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
150,000.01 - 200,000.00             312       $ 55,078,832.02        24.06%
200,000.01 - 250,000.00             213         48,041,587.57        20.99
250,000.01 - 300,000.00             155         42,896,611.39        18.74
300,000.01 - 350,000.00             170         56,449,204.83        24.66
350,000.01 - 400,000.00              74         26,456,376.20        11.56
------------------------------------------------------------------------------
Total:                              924       $228,922,612.01       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Conforming Group Mortgage Loans is expected to be approximately $247,752.

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

   Original Loan-To-Value Ratios of the Conforming Group Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
  Original Loan-To-Value          Mortgage     Balance as of    Pool Principal
         Ratios (%)                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.01 - 10.00                          1       $    300,000.00         0.13%
15.01 - 20.00                         2            652,450.00         0.29
20.01 - 25.00                         3            590,769.00         0.26
25.01 - 30.00                        17          4,219,689.26         1.84
30.01 - 35.00                        14          3,602,470.82         1.57
35.01 - 40.00                        28          6,796,202.96         2.97
40.01 - 45.00                        28          7,105,714.72         3.10
45.01 - 50.00                        28          7,273,307.88         3.18
50.01 - 55.00                        42         11,477,058.40         5.01
55.01 - 60.00                        68         17,733,216.18         7.75
60.01 - 65.00                        82         21,027,158.61         9.19
65.01 - 70.00                       118         29,474,230.49        12.88
70.01 - 75.00                       101         25,382,446.38        11.09
75.01 - 80.00                       328         79,574,585.81        34.76
80.01 - 85.00                         7          1,565,424.60         0.68
85.01 - 90.00                        28          6,047,936.24         2.64
90.01 - 95.00                        29          6,099,950.66         2.66
------------------------------------------------------------------------------
Total:                              924       $228,922,612.01       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Conforming Group Mortgage Loans is expected to be approximately 67.81%.

  Current Mortgage Interest Rates of the Conforming Group Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.501 - 5.750                       428       $107,528,648.94        46.97%
5.751 - 6.000                       470        115,403,507.31        50.41
6.001 - 6.250                        26          5,990,455.76         2.62
------------------------------------------------------------------------------
Total:                              924       $228,922,612.01       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Conforming Group Mortgage Loans is expected to be approximately 5.834% per annum.

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-2 $221,826,000 (approximate)
--------------------------------------------------------------------------------

          Remaining Terms of the Conforming Group Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
   Remaining Term (Months)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
281 - 300                             9       $  2,133,924.35         0.93%
341 - 360                           915        226,788,687.66        99.07
------------------------------------------------------------------------------
Total:                              924       $228,922,612.01       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Conforming Group Mortgage Loans is expected to be approximately 359 months.

     Credit Scoring of Mortgagors of the Conforming Group Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
   Credit Scores                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            55       $ 14,073,348.37         6.15%
751 - 800                           332         84,146,410.55        36.76
701 - 750                           295         71,452,372.07        31.21
651 - 700                           192         46,889,579.76        20.48
601 - 650                            50         12,360,901.26         5.40
------------------------------------------------------------------------------
Total:                              924       $228,922,612.01       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------